DocuSign Envelope ID: 65968F64-E079-45BD-8FC2-229D077252F8 EXECUTION COPY CONFIDENTIAL Page 1 of 6 FIRST AMENDMENT TO COLLABORATION AND LICENSE AGREEMENT This First Amendment to Collaboration and License Agreement (the “First Amendment”) is entered into as of November 15, 2022 (the “Amendment Effective Date”), by and between Pliant Therapeutics, Inc. (“Pliant”) and Novartis Institutes for Biomedical Research, Inc. (“Novartis”). WHEREAS Pliant and Novartis are parties to the certain Collaboration and License Agreement entered into and effective as of November 20, 2019 (the “Agreement”); WHEREAS Pliant and Novartis desire to extend the Research Term for an additional three (3) month period (the “First Research Term Extension”); WHEREAS Novartis will reimburse Pliant for its reasonable Research Costs incurred during the First Research Term Extension up to the First Research Term Extension Cap (defined below); WHEREAS during the First Research Term Extension, the Parties will collaborate on the conduct of structure-activity relationship analyses for compounds identified by Pliant under the Research Plan that bind specifically to, and thereby selectively modulate, the Initial Candidate Target; and WHEREAS Pliant and Novartis desire to amend the Agreement to extend the Research Term and further clarify other terms in the Agreement. NOW, THEREFORE, the Parties agree as follows: 1. The activities to be performed during the First Research Term Extension are set forth in Exhibit 1 hereto, which is hereby appended to the Research Plan. 2. The following Section 11.1(f) is hereby added to the Agreement: “(f) Notwithstanding anything to the contrary in this Section 11.1, all Inventions and Product Data arising in whole or in part from Novartis’ structure-activity relationship analyses for compounds identified by Pliant that bind specifically to, and thereby selectively modulate, the Initial Candidate Target under the Research Plan as potential Research Compounds, up until the Development Candidate Selection Date for the Initial Candidate Target shall be deemed to have been made solely by or on behalf of Pliant for purposes of Section 11.1, and shall be deemed Pliant Technology.” 3. The definition of Research Term in Section 1.1 is hereby deleted and replaced with the following: CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[***]” HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

DocuSign Envelope ID: 65968F64-E079-45BD-8FC2-229D077252F8 EXECUTION COPY CONFIDENTIAL Page 2 of 6 ““Research Term” means the period commencing upon the Effective Date and ending, unless extended pursuant to Section 3.3, on February 20, 2023.” 4. Novartis agrees to reimburse Pliant for its reasonable Research Costs incurred in the course of the First Research Term Extension up to an amount of [***]

DocuSign Envelope ID: 65968F64-E079-45BD-8FC2-229D077252F8 EXECUTION COPY CONFIDENTIAL Page 3 of 6 (the “First Research Term Extension Cap”). Research Costs incurred in the course of the First Research Term Extension will be reimbursed pursuant to Section 3.6(b) of the Agreement. Novartis will not be obligated to reimburse Pliant for any Research Costs during the Research Term (which, as of this First Amendment includes the First Research Term Extension) in excess of [***], reflecting all reimbursements including the First Research Term Extension Cap. 5. Section 7.4 is hereby deleted and replaced in its entirety with the following: “7.4. Pharmacovigilance. Pliant shall be responsible for IND safety reporting under 21 CFR § 312.32 and 21CFR §312.33 for a Licensed Product until the IND for such Licensed Product transfers to NVS pursuant to Section 7.1(a)(iii). Such transfer shall take effect pursuant to the mechanism set forth in Section 7.1(a)(iii) and will be effective as of the date listed in Pliant’s notice to the FDA (as the applicable Regulatory Authority) of the transfer of the IND for the applicable Licensed Product to NVS (“Transfer Date”). Once the IND for such Licensed Product has transferred from Pliant to NVS, it is understood and agreed by the Parties that Pliant will not perform or manage any additional clinical studies with the Licensed Product. (a) Following the Transfer Date, NVS shall hold and maintain the global safety database for the Licensed Product, into which it shall enter information on all safety reports concerning the Licensed Product occurring anywhere in the world. (b) Legacy safety data occurring prior to the Transfer Date (including but not limited to serious adverse event reports, any special scenario reports if required to be collected as per study protocol, investigator notifications, and individual case safety report submission data including report due date and date report submitted to Regulatory Authority) shall be transferred from Pliant to NVS respecting the applicable data privacy regulations. For IND annual reporting purposes, Pliant will be responsible to provide the input to the IND annual report content for the period of its sponsorship of the IND. (c) The Parties acknowledge that transfer of such legacy safety data (if any) will require mutual cooperation between the Parties and the Parties will use reasonable efforts to complete this transfer as soon as possible and in time to NVS time to enter the legacy safety data in its safety database, but no fewer than thirty (30) days prior to the transfer of the Licensed Product IND from Pliant to NVS. (d) Where an IND is transferred from Pliant to NVS, Pliant shall continue to be liable for and shall hold NVS free and harmless of any legal consequences, and agrees to indemnify and keep indemnified NVS in full and on demand from and against all and any losses, costs, claims, liabilities, damages, demands and expenses suffered or incurred by NVS arising out of, or in connection with, any failure of Pliant to perform safety obligations, or of safety issues reported through individual case safety report submission, in each case, during the period when Pliant held the IND through to the Transfer Date. (e) Within thirty (30) calendar days of the Transfer Date, Pliant shall confirm that all safety reports have been properly collected according to regulations and then properly

DocuSign Envelope ID: 65968F64-E079-45BD-8FC2-229D077252F8 EXECUTION COPY CONFIDENTIAL Page 4 of 6 reported to Regulatory Authorities in full compliance with the law and applicable regulations. If NVS discovers that Pliant has not submitted safety data or an individual case safety report in accordance with its obligations, the respective late submission made by NVS will not release Pliant of its previous obligations and liability. (f) Pliant must communicate to Novartis any individual case study report, safety data, and Regulatory Authority input in full compliance with the applicable data privacy laws. If Pliant receives any serious adverse event report or special scenario report in connection with the applicable Licensed Product after the Transfer Date, Pliant shall promptly forward the report to NVS’ local representative in the country as source documents (where allowed and according to local data privacy requirements).” 6. Section 1.1 is hereby amended to include the following definition. ““Transfer Date” has the meaning set forth in Section 7.4.” 7. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement. 8. Except as specifically modified in this First Amendment, all terms and conditions of the Agreement shall remain in full force and effect. 9. This First Amendment is effective as of the Amendment Effective Date and is and will be deemed to be an integral part of the Agreement. IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this First Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date. Novartis Institutes for Biomedical Research, Inc. By: Pliant Therapeutics, Inc. By: Name: Scott Brown Title: Global Head, Legal Name: Bernard Coulie Title: CEO

DocuSign Envelope ID: 65968F64-E079-45BD-8FC2-229D077252F8 EXECUTION COPY CONFIDENTIAL Page 5 of 6 Exhibit 1 Research Target [***]